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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 21, 2003 relating to the financial statements and financial statement schedule of Masco Corporation, which appears in Masco Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.


         /s/PRICEWATERHOUSECOOPERS LLP

         Detroit, Michigan
         October 30, 2003